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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-4374 of Sierra Pacific Resources on Form S-3 and Registration Statement Nos. 2-92454, 33-87646, and 33-48152 of Sierra Pacific Resources on Forms S-8 of our report dated January 30, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K/A of Sierra Pacific Resources for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP

Reno, Nevada
September 3, 1998

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